AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 20, 2002

                                                              File No. 333-


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14


                        REGISTRATION STATEMENT UNDER THE
                                   SECURITIES ACT OF 1933    /X/



                           STI CLASSIC VARIABLE TRUST
               (Exact Name of Registrant as Specified in Charter)

                            c/o CT Corporation System
                               101 Federal Street
                           Boston, Massachusetts 02110
               (Address of Principal Executive Offices, Zip Code)

        Registrant's Telephone Number, including Area Code (610) 676-1000

                                 JAMES R. FOGGO
                           C/O SEI INVESTMENTS COMPANY
                            OAKS, PENNSYLVANIA 19456
                     (Name and Address of Agent for Service)

                                   Copies to:
          RICHARD W. GRANT, ESQ.               W. JOHN MCQUIRE, ESQ.
          MORGAN, LEWIS & BOCKIUS LLP          MORGAN, LEWIS & BOCKIUS LLP
          1701 MARKET STREET                   1111 PENNSYLVANIA AVENUE NW
          PHILADELPHIA, PA 19103               WASHINGTON, DC 20004


--------------------------------------------------------------------------------

It is proposed that this filing will become will become effective on July 22, 2002 pursuant to Rule 488.
--------------------------------------------------------------------------------

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.
--------------------------------------------------------------------------------

                                            STI CLASSIC VARIABLE TRUST
                                               CROSS REFERENCE SHEET

ITEMS REQUIRED BY FORM N-14                                                REGISTRATION STATEMENT HEADING

PART A.         INFORMATION REQUIRED IN THE PROSPECTUS

Item 1.         Beginning of Registration Statement and Outside Front      Cover Page of Registration Statement
                Cover Page of Prospectus

Item 2.         Beginning and Outside Back Cover Page of Prospectus        Table of Contents

Item 3.         Fee Table, Synopsis Information, and Risk Factors          Synopsis; Risks

Item 4.         Information About the Transaction                          Synopsis; Reasons for the Reorganization;
                                                                           Information Relating to the Reorganization; Description
                                                                           of the Reorganization; Costs of the Reorganization; Form
                                                                           of Plan of Reorganization and Liquidation

Item 5.         Information About the Registrant                           Prospectus Cover Page; Synopsis; Shareholder Rights

Item 6.         Information About the Company Being Acquired               Prospectus Cover Page; Synopsis; Reasons for the
                                                                           Reorganization; Information Relating to the
                                                                           Reorganization; Information About the Funds; Shareholder
                                                                           Rights

Item 7.         Voting Information                                         Prospectus Cover Page; Notice of Special Meeting of
                                                                           Shareholders; Synopsis; Form of  Plan of Reorganization
                                                                           and Liquidation

Item 8.         Interest of Certain Persons and Experts                    Voting Matters

Item 9.         Additional Information Required for Reoffering by          Not Applicable
                Persons Deemed to be Underwriters

PART B.         INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

Item 10.        Cover Page                                                 Cover Page

Item 11.        Table of Contents                                          Table of Contents

Item 12.        Additional Information About the Registrant                Incorporated by Reference to the STI Classic Variable
                                                                           Trust's Prospectus and SAI

Item 13.        Additional Information About the Company Being Acquired    Incorporated by Reference to the STI Classic Variable
                                                                           Trust's Prospectus and SAI

Item 14.        Financial Statements                                       Financial Statements

PART C.         OTHER INFORMATION

Item 15.        Indemnification                                            Indemnification

Item 16.        Exhibits                                                   Exhibits

Item 17.        Undertakings                                               Undertakings


         To STI Classic Variable Trust Quality Growth Stock Fund Shareholders:

     Enclosed with this letter is a proxy ballot, an N-14 combined proxy statement/prospectus and related information concerning a special meeting and the merging of the STI Classic Variable Trust Quality Growth Stock Fund into the STI Classic Variable Trust Capital Appreciation Fund.

     The purpose of this proxy package is to announce that a Shareholder Meeting for the STI Classic Variable Trust Quality Growth Stock Fund has been scheduled for September 4, 2002, at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, PA 19456. During the meeting, a Plan of Reorganization and Liquidation between the STI Classic Variable Trust Quality Growth Stock Fund and the STI Classic Variable Trust Capital Appreciation Fund will be submitted to the shareholders for approval.

     The Trustees of the STI Classic Variable Trust Quality Growth Stock Fund unanimously approved the Plan of Reorganization and Liquidation at a meeting held on Tuesday, May 14, 2002. In coming to this conclusion, the Trustees considered a variety of factors including:
      o     the compatibility of the funds' objectives and policies
      o     the expense ratios of the funds
      o     the potential economies of scale resulting from the reorganization
      o     the performance of the funds

     The details of the proposed Plan of Reorganization and Liquidation are set forth in the combined proxy statement/prospectus following this letter. Please read all material thoroughly. Additionally, a list of commonly asked questions and answers follows on the next page.

     All shareholders of record at the close of business on Wednesday, June 12, 2002, are entitled to vote on the Plan of Reorganization and Liquidation at the Special Meeting of the STI Classic Variable Trust Quality Growth Stock Fund's shareholders. If the reorganization is approved, shareholders of the STI Classic Variable Trust Quality Growth Stock Fund will own and be able to continue to invest in the STI Classic Variable Trust Capital Appreciation Fund. The reorganization is expected to take place on or about September 6, 2002.

     You may cast your votes by filling out and signing the enclosed proxy card, via telephone, internet or in person. In order to conduct the Shareholder Meeting, a majority of shares must be represented. PLEASE VOTE PROMPTLY. YOUR VOTE IS VERY IMPORTANT. PLEASE DO NOT RETURN THE ENCLOSED VOTING FORM IF YOU OPT TO VOTE VIA TELEPHONE OR INTERNET.

     Thank you for your continued support.



                                                            Sincerely,



                                                            Thomas C. Gallagher



                      IMPORTANT PROXY INFORMATION ENCLOSED.
                          -IMMEDIATE ACTION REQUIRED!-

                               QUESTIONS & ANSWERS
                                     FOR THE
              STI CLASSIC VARIABLE TRUST QUALITY GROWTH STOCK FUND

                               SHAREHOLDER MEETING

Q. WHY IS THE BOARD OF TRUSTEES PROPOSING TO MERGE THE STI CLASSIC VARIABLE TRUST QUALITY GROWTH STOCK FUND AND THE STI CLASSIC VARIABLE TRUST CAPITAL APPRECIATION FUND?

A. Before approving the reorganization of these Funds, the Board of Trustees evaluated several factors including compatibility of the Funds' investment objectives and the Funds' comparable expense ratios. After careful consideration, they determined that the Plan of Reorganization and Liquidation is in the best interests of the STI Classic Variable Trust Quality Growth Stock Fund shareholders.

Q. HOW WILL THIS AFFECT ME AS A STI CLASSIC VARIABLE TRUST QUALITY GROWTH STOCK FUND SHAREHOLDER?

A. You will become a shareholder of the STI Classic Variable Trust Capital Appreciation Fund with similar investment objectives and policies as the STI Classic Variable Trust Quality Growth Stock Fund you currently hold. As a STI Classic Variable Trust Capital Appreciation Fund shareholder, you will continue to benefit from the array of STI Classic Variable Trust portfolios.

         The reorganization provides for the transfer of all of the assets of the STI Classic Variable Trust Quality Growth Stock Fund into the STI Classic Variable Trust Capital Appreciation Fund. Since the NAV of your fund will change, the number of shares that you own will be adjusted, however, there will be NO CHANGE in the market value of your account as a result of the merger.

Q.       WILL THE REORGANIZATION RESULT IN ANY TAXES?

A. Neither the STI Classic Variable Trust Quality Growth Stock Fund nor their shareholders will incur any federal income tax as a result of the reorganization.

Q.       WHO GETS TO VOTE?

A. Shares of the STI Classic Variable Trust Quality Growth Stock Fund are held exclusively by insurance companies for the benefit of owners of their variable annuity contracts. While your insurance company is entitled to vote the fund shares it holds, it must first offer the owners of its variable annuity contracts an opportunity to instruct the insurance company how to vote.

Q. HOW DOES THE STI CLASSIC VARIABLE TRUST'S BOARD OF TRUSTEES RECOMMEND THAT I INSTRUCT MY INSURANCE COMPANY TO VOTE MY SHARES?

A. The STI Classic Variable Trust's Trustees unanimously recommend that you instruct your insurance company to vote "FOR" the proposed merger. The Board also wishes to remind you to vote and return ALL the proxy ballot cards you receive. To instruct your insurance company as to how to vote the shares they hold, shareholders are asked to follow the instructions on the enclosed proxy card.

         IF A BALLOT IS NOT MARKED TO INDICATE VOTING INSTRUCTIONS BUT IS SIGNED, DATED AND RETURNED, IT WILL BE TREATED AS AN INSTRUCTION TO VOTE THE SHARES FOR THE PROPOSAL.

Q.       HOW WILL MY INSURANCE COMPANY VOTE?

A. The shares for which your insurance company receives no voting instructions and shares retained by your insurance company will be voted by your insurance company for or against approval of a proposal, or as an abstention, in the same proportion as the shares received by your insurance company with voting instructions.

Q.       WHO SHOULD I CALL WITH QUESTIONS ABOUT THIS PROXY?

A. If you have any questions regarding this proxy, please contact your insurance company directly. You may call Glenbrook Life and Annuity Company at 1-800-755-5275 or Transamerica Life Insurance Company at 1-800-525-6025.

                  PLEASE VOTE THE ENCLOSED PROXY BALLOT CARD.
                             YOUR VOTE IS IMPORTANT!

                           STI CLASSIC VARIABLE TRUST
                            QUALITY GROWTH STOCK FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  JULY 31, 2002

To the Shareholders:

                  Notice is hereby given that a Special Meeting of Shareholders of the Quality Growth Stock Fund (the "Fund"), a series of the STI Classic Variable Trust (the "Trust"), will be held at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, PA 19456, on Wednesday, September 4, 2002 at 3:00 p.m., Eastern Time, to consider the following proposals:

         Proposal 1:       Approval of the Plan of Reorganization and
                           Liquidation (the "Agreement") as it relates to (i) the transfer of all of the assets and certain stated liabilities of the Quality Growth Stock Fund to the Capital Appreciation Fund in exchange for shares of the Capital Appreciation Fund; and (ii) the distribution of the Capital Appreciation Fund's shares so received to shareholders of the Quality
                           Growth Stock Fund.

         Proposal 2:       The transaction of such other business as may
                           properly be brought before the meeting.

    The Trustees have fixed the close of business of Wednesday, June 12, 2002 as the record date for determination of shareholders entitled to notice of, and to vote at, the special meeting.

                                     By order of the Board of Trustees


                                     THOMAS C. GALLAGHER, CHAIRMAN OF THE BOARD

JULY 31, 2002

                           PROXY STATEMENT/PROSPECTUS

                           STI CLASSIC VARIABLE TRUST
                               101 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110

                            QUALITY GROWTH STOCK FUND

                               DATED JULY 31, 2002

         This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees of the STI Classic Variable Trust (the "Trust") in connection with the Special Meeting of Shareholders (the "Meeting") of the Trust's Quality Growth Stock Fund (the "Selling Fund") to be held on Wednesday, September 4, 2002 at 3:00 p.m., Eastern Time, at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, PA 19456. At the Meeting, the Selling Fund's shareholders ("Shareholders") will be asked to consider and approve a proposed Plan of Reorganization and Liquidation dated July __, 2002 (the "Agreement"), by and between the Selling Fund and the Trust's Capital Appreciation Fund (the "Acquiring Fund"). The Selling Fund and Acquiring Fund are referred to collectively as the "Funds." A copy of the Agreement is attached as Exhibit A.

         Proposal 1:       Approval of the Agreement as it relates to (i) the
                           transfer of all of the assets and certain stated liabilities of the Quality Growth Stock Fund to the Capital Appreciation Fund in exchange for shares of the Capital Appreciation Fund; and (ii) the distribution of the Capital Appreciation Fund's shares so received to Quality Growth Stock Fund
                           Shareholders.

         Proposal 2:       The transaction of such other business as may
                           properly be brought before the meeting.

         The Agreement provides that the Selling Fund will transfer all of its assets and certain stated liabilities to the Acquiring Fund. In exchange for the transfers of these assets and liabilities, the Acquiring Fund will simultaneously issue shares to the Selling Fund in an amount equal in value to the net asset value of the Selling Fund's shares. This transfer is expected to occur on or about September 6, 2002.

         Immediately after the transfer of the Selling Fund's assets and liabilities, the Selling Fund will make a liquidating distribution to Shareholders of the corresponding Acquiring Fund's shares received, so that a holder of shares of the Selling Fund at the Effective Time of the Reorganization (as defined in the Plan of Reorganization and Liquidation, attached hereto as Exhibit A) will receive a number of shares of the Acquiring Fund with the same aggregate value as the Shareholder had in the Selling Fund immediately before the Reorganization. At the Effective Time of the Reorganization, Shareholders will become shareholders of the Acquiring Fund, and the Selling Fund's legal existence will be terminated.

         The Trust is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Each Fund is a separate series of the Trust and offers only one class of shares. Trusco Capital Management, Inc. ("Trusco") is the investment adviser to the Funds. Trusco is registered under the Investment Advisers Act of 1940 (the "Advisers Act"). Trusco is a direct, wholly-owned subsidiary of SunTrust Banks, Inc. ("SunTrust"), a Georgia corporation and a bank holding company.

         This Proxy Statement/Prospectus sets forth concisely the information that a Shareholder should know before voting on the Reorganization, and should be retained for future reference. Certain additional relevant documents listed below, which have been filed with the U.S. Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference.

         For a more detailed discussion of the investment objectives, policies, risks and restrictions of the Funds, see the registration statement, or prospectus contained in the registration statement, for the Funds dated May 1, 2002, which have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus insofar as they relate to the Funds and not to any other portfolio of the Trust described therein. A Statement of Additional Information ("SAI") for the Funds dated May 1, 2002 has been filed with the SEC, and is incorporated by reference into this Proxy Statement/Prospectus. Copies of both the prospectus and SAI are available upon request and without charge by calling your insurance company, either Glenbrook Life and Annuity Company at 1-800-755-5275 or Transamerica Life Insurance Company at 1-800-525-6025.

         This Proxy Statement/Prospectus constitutes the proxy statement of the Selling Fund for the Meeting and is expected to be sent to Shareholders on or about July 31, 2002.


       THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S.
        SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED
       UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

SYNOPSIS...................................................................1

THE REORGANIZATION.........................................................1

THE TRUST..................................................................1

FEES AND EXPENSES..........................................................1

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS...........................3

THE FUNDS' PURCHASE AND REDEMPTION PROCEDURES..............................4

RISKS......................................................................5

INFORMATION RELATING TO THE REORGANIZATION.................................5

DESCRIPTION OF THE REORGANIZATION..........................................5

COSTS OF REORGANIZATION....................................................6

FEDERAL INCOME TAXES.......................................................6

CAPITALIZATION.............................................................6

REASONS FOR THE REORGANIZATION.............................................7

SHAREHOLDER RIGHTS.........................................................8

INFORMATION ABOUT THE FUNDS................................................9

VOTING MATTERS.............................................................9

OTHER BUSINESS............................................................11

SHAREHOLDER INQUIRIES.....................................................11

EXHIBIT A:  FORM OF PLAN OF REORGANIZATION AND LIQUIDATION...............A-1

EXHIBIT B:  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE..................B-1

                                   SYNOPSIS

         This Synopsis is designed to allow you to compare the current fees, investment objectives, policies and restrictions, and distribution, purchase, exchange and redemption procedures of the Selling Fund with those of the Acquiring Fund. It is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus, or incorporated by reference into this Proxy Statement/Prospectus. Shareholders should read this entire Proxy Statement/Prospectus carefully. For more complete information, please read the Funds' prospectus.

THE REORGANIZATION

         BACKGROUND. Pursuant to the Agreement between the Funds (attached hereto as Exhibit A), the Selling Fund will transfer all of its assets and stated liabilities to the Acquiring Fund in exchange solely for shares of the Acquiring Fund. The Selling Fund will distribute the Acquiring Fund's shares that it receives to its Shareholders in liquidation. The result of the Reorganization is that Shareholders will become shareholders of the Acquiring Fund.

         The Board of Trustees of the Trust, including a majority of Trustees who are not "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act, has concluded that the Reorganization would be in the best interests of the Shareholders, and that the interests of the Shareholders would not be diluted as a result of effecting the Reorganization. The Board of Trustees recommends that you vote to approve the Agreement.

         TAX CONSEQUENCES. Because the Selling Fund Shares are treated for federal income tax purposes as being owned by your insurance company, it is not anticipated that the Reorganization will result in any federal income tax consequences to the Shareholders. If so, Shareholders will not recognize gain or loss in the transaction. The Reorganization will not occur unless it is determined to be tax free to shareholders.

         SPECIAL CONSIDERATIONS AND RISK FACTORS. Although the investment objectives and policies of the Funds are generally very similar, there are certain differences. Therefore, an investment in the Acquiring Fund may involve investment risks that are, in some respects, different from those of the Selling Fund. For a more complete discussion of the risks associated with the Funds, see "RISKS," below.

THE TRUST

         BUSINESS OF THE TRUST. The Trust is an open-end management investment company which offers redeemable shares in eight separate investment portfolios. It was organized as a Massachusetts business trust on April 18, 1995. Each Fund offers only one class of shares.

FEES AND EXPENSES

         Under the Agreement, the Selling Fund will transfer all its assets and certain stated liabilities to the Acquiring Fund. The following comparative fee tables show the fees for the Funds. The pro forma tables show the fees you would pay, including the estimated ongoing operating expenses of the Acquiring Fund, if the Reorganization is approved. Both sets of tables show fees and expenses without any waivers. The footnotes following the tables show what the actual fees and expenses will be after waivers, if any.

              QUALITY GROWTH STOCK FUND - CAPITAL APPRECIATION FUND


                     COMPARISON OF ANNUAL OPERATING EXPENSES
                     (AS A PERCENTAGE OF AVERAGE NET ASSETS)

------------------------------------------------- ----------------- ------------------ ------------------ -----------------
                      FUND                           INVESTMENT       DISTRIBUTION         OTHER           TOTAL OPERATING
                                                    ADVISORY FEES      (12B-1) FEES       EXPENSES            EXPENSES+
------------------------------------------------- ----------------- ------------------ ------------------ -----------------
QUALITY GROWTH STOCK FUND                              1.00%              None               4.50%             5.50%
------------------------------------------------- ----------------- ------------------ ------------------ -----------------
CAPITAL APPRECIATION FUND                              1.15%              None               0.29%             1.44%
------------------------------------------------- ----------------- ------------------ ------------------ -----------------

+ The table shows the highest expenses that could be currently charged to the Funds. Actual expenses are lower because the Adviser is waiving a portion of each Fund's fees. In the case of the Quality Growth Stock Fund, the waiver is contractual and remains in effect for a period of one year from the prospectus dated May 1, 2002. For the Capital Appreciation Fund, the waiver is voluntary and may be discontinued at any time. Actual Total Operating Expenses are:

                         Quality Growth Stock Fund 1.30%
                         Capital Appreciation Fund 1.15%

                       PRO FORMA ANNUAL OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)*

------------------------------------------------- ----------------- ------------------ ------------------ -----------------
                      FUND                           INVESTMENT       DISTRIBUTION      OTHER EXPENSES    TOTAL OPERATING
                                                   ADVISORY FEES      (12B-1) FEES                            EXPENSES
------------------------------------------------- ----------------- ------------------ ------------------ -----------------
CAPITAL APPRECIATION FUND                              1.15%              None               0.29%             1.44%
------------------------------------------------- ----------------- ------------------ ------------------ -----------------

* The table shows the highest expenses that could be currently charged to the Capital Appreciation Fund following the Reorganization. Actual expenses are expected to be lower because the Adviser is waiving a portion of its fees. The waiver is voluntary and may be discontinued at any time. Actual Investment
Advisory Fees and Total Operating Expenses are expected to be 0.86% and 1.15%, respectively.

                                    EXAMPLES

These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

The examples assume that you invest $10,000 in each Fund for the time periods indicated, that your investment has a 5% return each year and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:

                              COMPARISON OF EXAMPLE


------------------------------------------------ ----------------- ------------------ ------------------ -----------------
FUND                                                 1 YEAR*            3 YEARS            5 YEARS           10 YEARS
------------------------------------------------ ----------------- ------------------ ------------------ -----------------
QUALITY GROWTH STOCK FUND                              $132             $1,262             $2,380             $5,131
------------------------------------------------ ----------------- ------------------ ------------------ -----------------
CAPITAL APPRECIATION FUND                              $147              $456               $787              $1,724
------------------------------------------------ ----------------- ------------------ ------------------ -----------------

* The Quality Growth Stock Fund's contractual fee waiver is reflected in its 1 year example. The Capital Appreciation Fund's fee waiver is voluntary and may be discontinued at any time. Therefore, it is not reflected in its 1 year example.


                                        2


                                PRO FORMA EXAMPLE

------------------------------------------------ ----------------- ------------------ ------------------ -----------------
FUND                                                  1 YEAR            3 YEARS            5 YEARS           10 YEARS
------------------------------------------------ ----------------- ------------------ ------------------ -----------------
CAPITAL APPRECIATION FUND                              $147              $456               $787              $1,724
------------------------------------------------ ----------------- ------------------ ------------------ -----------------

The Examples above should not be considered a representation of future expenses of the Funds. Actual expenses may be greater or less than those shown.

         INVESTMENT ADVISER. Trusco is a direct wholly-owned subsidiary of SunTrust and serves as the investment adviser (the "Adviser") to the Funds. Trusco is located at 50 Hurt Plaza, Suite 1400, Atlanta, GA 30303, and had approximately $45.5 billion in assets under management as of December 31, 2001.

         INVESTMENT ADVISORY FEES. The following table compares management fees paid to the Adviser for the Funds. The table shows advisory fees before any waivers ("Contractual") and advisory fees after any waivers ("Net Waivers"). The fees listed are as of the dates stated in the footnotes following the table.


---------------------------------------------- ------------ -------------------------------------------- -----------
SELLING FUND                                   FEE          ACQUIRING FUND                               FEE
---------------------------------------------- ------------ -------------------------------------------- -----------
Quality Growth Stock Fund*                                  Capital Appreciation Fund*
   Contractual.............................    1.00%           Contractual.............................  1.15%
    Net Waivers............................    0.00%            Net Waivers............................  0.86%
---------------------------------------------- ------------ -------------------------------------------- -----------

* The Net Waiver fees for the Funds are based on the Adviser waiving a portion of advisory fees as described in the table on the previous page.

   DISTRIBUTION FEES. The distributor for the Funds is SEI Investments Distribution Co. (the "Distributor").

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

         THIS SECTION WILL HELP YOU COMPARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE SELLING FUND AND THE ACQUIRING FUND. PLEASE BE AWARE THAT THIS IS ONLY A BRIEF DISCUSSION. MORE COMPLETE INFORMATION MAY BE FOUND IN THE FUNDS' PROSPECTUS.

QUALITY GROWTH STOCK FUND.

         The investment objective of the Quality Growth Stock Fund is to provide long-term capital appreciation with nominal dividend income. It invests in U.S. companies that have above average growth potential and uses a low portfolio turnover strategy.

CAPITAL APPRECIATION FUND.

         The investment objective of the Capital Appreciation Fund is to provide capital appreciation. It invests primarily in U.S. companies with large market capitalizations that demonstrate above-average growth potential.

DIFFERENCES. The Quality Growth Stock Fund seeks nominal dividend income as an objective, while the Capital Appreciation Fund does not. The Quality Growth Stock Fund also uses a low portfolio turnover strategy, whereas the Capital Appreciation Fund does not consider portfolio turnover as part of its primary investment strategy.

THE FUNDS' PURCHASE AND REDEMPTION PROCEDURES

PURCHASE PROCEDURES.

         The Funds have the same procedures for purchasing shares. Generally, you may not purchase Fund shares directly. Rather, Fund shares are sold to insurance companies for their separate accounts. Separate accounts are used by insurance companies to fund variable annuity and variable life insurance contracts. As a result, you, as a customer of an insurance company, may purchase Fund shares through these contracts. An insurance company purchases and redeems shares of each Fund based on, among other things, the amount of net contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division, policy loans, repayments and benefit payments to the terms of the contract at the Fund's net asset value per share calculated as of that same day. Please refer to the prospectus for information on how to make investments and redemptions.

         The net asset value ("NAV") of the Funds is calculated once each day the New York Stock Exchange ("NYSE") is open for business (a "Business Day"), at the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). The NAV per share is calculated by dividing the total market value of each Fund's investments and other assets, less any liabilities, by the total outstanding shares of that Fund.

         The Funds may suspend a shareholder's right to sell shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the Funds' Statement of Additional Information, incorporated herein by reference.

REDEMPTION PROCEDURES.

         The Funds have the same procedures for the redemption of shares. You may sell (sometimes called "redeem") your shares on any Business Day by contacting your insurance company. All redemption requests will be processed and payments will be made within seven days after tender. Your insurance company will give you information about how to sell your shares. The sale price of each share will be the next NAV determined after the Funds receive your request from your insurance company. Your insurance company or retirement plan sponsor may have different cut-off times for determining NAV. Please refer to the prospectus for information on how to make redemptions.

REDEMPTIONS IN KIND.

         The Funds have the same policy regarding redemptions in-kind rather than cash. Each Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund's remaining shareholders) a Fund may pay all or part of a shareholder's redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that shares would ever be redeemed in kind, shareholders would have to pay brokerage costs to sell the securities distributed to them, as well as taxes on any capital gains from the sale as with any redemption.

                                DIVIDEND POLICIES

         Both the Selling Fund and the Acquiring Fund declare and distribute income quarterly. Capital gains, if any, are distributed at least annually.

                                      RISKS

QUALITY GROWTH STOCK FUND.

         The Quality Growth Stock Fund invests primarily in U.S. common stocks. As a result, the Quality Growth Stock Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Quality Growth Stock Fund. The Quality Growth Stock Fund is also subject to the risks that common stocks of U.S. growth companies may underperform other segments of the equity market or the equity market as a whole.

CAPITAL APPRECIATION FUND.

         The Capital Appreciation Fund invests primarily in U.S. common stocks. As a result, the Capital Appreciation Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Capital Appreciation Fund. Due to its investment strategy, the Capital Appreciation Fund may buy and sell securities frequently.

RISK DIFFERENCES.

         The Funds' risks are substantially identical.

                   INFORMATION RELATING TO THE REORGANIZATION

         DESCRIPTION OF THE REORGANIZATION. The following summary is qualified in its entirety by reference to the Agreement found in Exhibit A.

         The Agreement provides that all of the assets and stated liabilities of the Selling Fund will be transferred to the Acquiring Fund at the Effective Time of the Reorganization. In exchange for the transfer of these assets, the Acquiring Fund will simultaneously issue at the Effective Time of the Reorganization a number of full and fractional shares of the Acquiring Fund to the Selling Fund equal in value to the net asset value of the Selling Fund immediately prior to the Effective Time of the Reorganization.

         Following the transfer of assets and liabilities in exchange for Acquiring Fund shares, the Selling Fund will distribute, in complete liquidation, PRO RATA to its Shareholders of record all the shares of the Acquiring Fund so received to its Shareholders. Shareholders of the Selling Fund owning shares at the Effective Time of the Reorganization will receive a number of shares of the applicable class of the corresponding Acquiring Fund with the same aggregate value as the Shareholder had in the Selling Fund immediately before the Reorganization. Such distribution will be accomplished by the establishment of accounts in the names of the Selling Fund's Shareholders on the share records of the Acquiring Fund's transfer agent. Each account will represent the respective PRO RATA number of full and fractional shares of the Acquiring Fund due to the Shareholders of the Selling Fund. The Acquiring Fund does not issue share certificates to Shareholders. Shares of the Acquiring Fund to be issued will have no preemptive or conversion rights. No front-end sales loads or contingent deferred sales charges will be imposed in connection with the receipt of such shares by the Selling Fund's Shareholders. The Selling Fund's legal existence will then be terminated. The Agreement provides for the Reorganization to occur on or about September 6, 2002 (the "Closing Date").

         The Agreement contains customary representations, warranties and conditions designed to ensure that the Reorganization is fair to each party. The Agreement provides that the consummation of the Reorganization is contingent upon, among other things, (i) approval of the Agreement by Selling Fund Shareholders, and (ii) the receipt by the Selling Fund and the Acquiring Fund of a tax opinion to the effect that the Reorganization will be tax-free to the Selling Fund and the Acquiring Fund and their shareholders. The Agreement may be terminated, on the Closing Date, if any of the required conditions have not been met or if the representations and warranties are not true or, at any time prior to the Effective Time of the Reorganization, if the Board of Trustees of the Trust determines that the consummation of the transactions contemplated by the Agreement is not in the best interests of the Shareholders of the Selling Fund or the Acquiring Funds.

         COSTS OF REORGANIZATION. The Reorganization expenses will be borne by Trusco. Such expenses include, without limitation: (a) expenses associated with the preparation and filing of this Prospectus/Proxy Statement; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; and (f) solicitation costs of the transaction.

         FEDERAL INCOME TAXES. The combination of the Selling Fund and the Acquiring Fund in the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended. Because the Selling Fund Shares are treated for federal income tax purposes as being owned by your insurance company, it is not anticipated that the Reorganization will result in any federal income tax consequences to the Shareholders. As a condition to the closing of the Reorganization, the Trust will receive an opinion from counsel to the Selling Fund to that effect. If so, neither the Selling Fund nor its Shareholders will recognize gain or loss as a result of the Reorganization; the tax basis of the Acquiring Fund shares received will be the same as the basis of the Selling Fund shares exchanged; and the holding period of the Acquiring Fund shares received will include the holding period of the Selling Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. The opinion of counsel is not binding on the Internal Revenue Service and does not preclude the Internal Revenue Service from adopting a contrary position. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

         CAPITALIZATION. The following table sets forth as of December 31, 2001
(i) the capitalization of the Acquiring Fund; (ii) the capitalization of the Selling Fund; and (iii) the pro forma combined capitalization of the Funds assuming the Reorganization is approved.



------------------------------------------ -------------------------- -------------------------- --------------------------
FUND                                           NET ASSETS (000)       NET ASSET VALUE PER SHARE  SHARES OUTSTANDING (000)
------------------------------------------ -------------------------- -------------------------- --------------------------
Quality Growth Stock Fund                           $1,600                      $7.87                       203

------------------------------------------ -------------------------- -------------------------- --------------------------
Capital Appreciation Fund                           $86,499                    $17.48                      4,948

------------------------------------------ -------------------------- -------------------------- --------------------------
PRO FORMA Capital Appreciation Fund                 $88,099                    $17.48                      5,039

------------------------------------------ -------------------------- -------------------------- --------------------------

                         REASONS FOR THE REORGANIZATION

         At a meeting held on May 14, 2002, the Board of Trustees (the "Board") of the Funds reviewed the proposed Reorganization. They received detailed information, including materials describing the Reorganization in terms of relative net assets, performance and comparative investment objectives, and policies and restrictions.

         After thorough consideration, the Board approved submission of the proposed Reorganization to Shareholders, concluding that participation in the Reorganization is in the best interests of the Selling Fund and that the interests of existing Shareholders of the Selling Fund will not be diluted as a result of the Reorganization. In particular, the Board reached the following conclusions:

         THE TERMS AND CONDITIONS OF THE REORGANIZATION. The Board approved the terms of the Agreement, and in particular, requirements that the transfer of assets in exchange for shares of the Acquiring Fund will be at relative net asset value. In this regard, the Board concluded that the terms of the Reorganization do not involve overreaching on the part of any person concerned and that the conditions and policies of Rule 17a-8 under the 1940 Act will, to the extent possible, be followed. The Board also took note of the fact that no sales charges would be imposed in connection with the Reorganization. The Board also noted that the Reorganization would be submitted to the Selling Fund's Shareholders.

         LACK OF DILUTION TO SHAREHOLDER INTEREST. The Board noted that the Selling Fund would not bear any expenses in connection with the Reorganization.

         RELATIVE EXPENSE RATIOS. The Board carefully reviewed information regarding comparative expense ratios (respective current and pro forma expense ratios are set forth in the "Fees and Expenses" section, above). The Board concluded that expense ratios will be lower for Shareholders as a result of the Reorganization.

         THE COMPARATIVE PERFORMANCE RECORDS. The Board reviewed detailed comparative performance information, taking into account performance over both the short-term and the longer term. The Board determined that the performance of the Capital Appreciation Fund has been superior to that of the Quality Growth Stock Fund.

         COMPATIBILITY OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS. The Board concluded that the investment objectives, policies and restrictions of the respective Funds are substantially identical.

         THE EXPERIENCE AND EXPERTISE OF THE INVESTMENT ADVISERS. The Board noted that Trusco will remain as the investment adviser to the Acquiring Fund.

         ASSUMPTION OF LIABILITIES. The Board took note of the fact that, under the Agreement, the Acquiring Fund expects to acquire substantially all of the liabilities of the Selling Fund, other than those (if any) for which specific reserves have been set aside.

         TAX CONSEQUENCES. The Board concluded that the Reorganization is expected to be free from federal income taxes.

         SHAREHOLDER LIABILITIES AND RIGHTS. The Board concluded that there would be no substantial change in potential shareholder liability or in shareholder rights.

                               SHAREHOLDER RIGHTS

THE FUNDS

         GENERAL. The Trust was established as a business trust under Massachusetts law by a Declaration of Trust dated April 18, 1995. The Trust is also governed by its By-laws and by applicable Massachusetts law.

         SHARES. The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares. Currently, the Trust consists of 8 separate investment series.

         VOTING REQUIREMENTS. Shareholders are entitled each to one vote for each full share held and fractional votes for fractional shares. On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall be voted on by individual series or class, except that (i) when so required by the 1940 Act, then shares shall be voted in the aggregate and not by individual series or class, and (ii) when the trustees of the Trust (the "Trustees") have determined that the matter only affects the interest of one or more series or class, then only shareholders of such series or class(es) shall be entitled to vote. The Trust's Declaration of Trust provides that any action may be taken or authorized upon the concurrence of a majority of the aggregate number of votes entitled to be cast thereon, subject to any applicable requirements of the 1940 Act.

         SHAREHOLDER MEETINGS. Annual meetings of shareholders will not be held, but special meetings of shareholders may be held under certain circumstances. A special meeting of the shareholders may be called at any time by the Trustees, by the president or, if the Trustees and the president shall fail to call any meeting of shareholders for a period of 30 days after written application of one or more shareholders who hold at least 10% of all shares issued and outstanding and entitled to vote at the meeting, then such shareholders may call the meeting.

         ELECTION AND TERM OF TRUSTEES. The Funds' affairs are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. Trustees of the Trust are elected by shareholders holding a majority of shares entitled to vote. Trustees hold office until their successors are duly elected and qualified or until their death, removal or resignation. Shareholders may remove a Trustee by vote of a majority of the votes entitled to vote, with or without cause.

         SHAREHOLDER LIABILITY. Pursuant to the Trust's Declaration of Trust, shareholders of the Funds generally are not personally liable for the acts, omissions or obligations of the Trustees or the Trust.

         LIABILITY OF TRUSTEES. The Trustees shall not be personally liable for any obligation of the Trust. The Trust will indemnify its Trustees and officers against all liabilities and expenses except for liabilities arising from such person's willful misfeasance, bad faith, gross negligence or reckless disregard of that person's duties.

         The foregoing is only a summary of certain rights of shareholders of the Funds under the Declaration of Trust and By-Laws, state law and the 1940 Act and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of state law, the 1940 Act and rules thereunder directly for a more thorough description.

                           INFORMATION ABOUT THE FUNDS

         Information concerning the operation and management of the Funds is incorporated herein by reference to the current prospectus relating to the Funds dated May 1, 2002, which is incorporated by reference herein solely with respect to those participating Funds. Additional information about the Funds is included in the Statement of Additional Information for the Funds dated May 1, 2002, which, along with the current prospectus, are available upon request and without charge by calling your insurance company, either Glenbrook Life and Annuity Company at 1-800-755-5275 or Transamerica Life Insurance Company at 1-800-525-6025. The Statement of Additional Information has been filed with the SEC.

         The Funds are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information, including proxy material and charter documents, with the SEC. These items may be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street NW, Washington, DC 20549.

         FINANCIAL STATEMENTS. The financial statements of the Funds contained in the Funds' annual report to shareholders for the fiscal year ended December 31, 2001, have been audited by Arthur Andersen, LLP, independent public accountants. These financial statements, as well as unaudited pro forma financial statements reflecting the Acquiring Fund after the Reorganization, are incorporated by reference into this Proxy Statement/Prospectus insofar as such financial statements relate to the Funds, and not to any other funds that are part of the Trust and described therein. The Funds will furnish, without charge, a copy of their most recent Semi-Annual Report succeeding their Annual Report on request. Requests should be directed to SEI Investments Distribution Co., Oaks, PA 19456 or by calling your insurance company, either Glenbrook Life and Annuity Company at 1-800-755-5275 or Transamerica Life Insurance Company at 1-800-525-6025. PricewaterhouseCoopers, LLP, independent public accountants, has been selected as the Funds' auditor for the fiscal year ending December 31, 2002.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE AGREEMENT.
                                               ---

                                 VOTING MATTERS

         GENERAL INFORMATION. This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Trustees of the Selling Fund in connection with the Meeting. It is expected that the solicitation of proxies will be primarily by mail. Officers and service providers of the Funds may also solicit proxies by telephone, facsimile, Internet or in person. The cost of solicitation will be borne in part, directly or indirectly, by Trusco.

         VOTING RIGHTS AND REQUIRED VOTE. Each share, or fraction thereof, of the Selling Fund is entitled to one vote, or fraction thereof. The holders of a majority of the Selling Fund present in person or represented by proxy will constitute of quorum for the Meeting. Approval of the Agreement requires the affirmative vote of a majority of the shares present in person or represented by proxy. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person. The proposed Reorganization will be voted upon by the Shareholders of the Selling Fund only.

         Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the shares will be voted "FOR" the approval of the Agreement. It is not anticipated that any matters other than the adoption of the Agreement will be brought before the Meeting. Should other business properly be brought before the Meeting, it is intended that the accompanying proxies will be voted in accordance with the judgment of the persons named as such proxies. Shares of the Selling Fund which are held by your insurance company and shares with respect to which your insurance company has not received instructions from Shareholders are required to be voted for, voted against or withheld from voting on each proposal in the same proportion as the other outstanding shares of the Selling Fund are voted.

         If sufficient votes in favor of the proposals set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable period of time to permit further solicitation of proxies with respect to the proposals. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposals. They will vote against any such adjournment those proxies required to be voted against the proposals. The costs of any additional solicitation and of any adjourned session will be borne by Trusco.

         RECORD DATE AND OUTSTANDING SHARES. Only shareholders of record of the Selling Fund at the close of business on June 12, 2002 (the "Record Date") are entitled to notice of and to vote at the Meeting and any postponement or adjournment thereof. At the close of business on the Record Date, as shown on the books of the Trust, there were issued and outstanding 234,957.9930 shares of beneficial interest of the Selling Fund.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         SELLING FUND. As of the Record Date, the officers and Trustees of the Selling Fund as a group, beneficially owned less than 1% of the outstanding Shares of the Selling Fund. As of the Record Date, to the best of the knowledge of the Selling Fund, no person, other than Glenbrook Life and Annuity Company, which owns 224,178.6490 shares (95.41%), of the Selling Fund, owned of record or beneficially 5% or more of the outstanding shares of the Selling Fund.

         ACQUIRING FUND. As of the Record Date, the officers and Trustees of the Acquiring Fund as a group, beneficially owned less than 1% of the outstanding Shares of the Acquiring Fund. As of the Record Date, to the best of the knowledge of the Acquiring Fund, no person, other than Glenbrook Life and

Annuity Company, which owns 4,629,279.8420 shares (97.72%), of the Acquiring Fund, owned of record or beneficially 5% or more of the outstanding shares of the Acquiring Fund.

         EXPENSES. In order to obtain the necessary quorum at the Meeting, additional solicitations may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Trust, the Adviser and its affiliates, Glenbrook Life and Annuity Company or Transamerica Life Insurance Company. All costs of solicitation (including the printing and mailing of this proxy statement, meeting notice and form of proxy, as well as any necessary supplementary solicitations) will be paid by Trusco. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in sending soliciting material to their principals.

                                 OTHER BUSINESS

         The Board of Trustees knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                              SHAREHOLDER INQUIRIES

         Shareholder inquiries may be addressed to the Funds by calling your insurance company, either Glenbrook Life and Annuity Company at 1-800-755-5275 or Transamerica Life Insurance Company at 1-800-525-6025.


      SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED
            TO VOTE BY MAIL, PHONE OR THE INTERNET. INFORMATION ON THE VARIOUS MANNERS OF VOTING ARE SET FORTH IN THE ENCLOSED PROXY.

                                                                     EXHIBIT A

                 FORM OF PLAN OF REORGANIZATION AND LIQUIDATION

         THIS PLAN OF REORGANIZATION AND LIQUIDATION is dated as of [___________ __,] 2002 (the "Agreement"), by and between the STI Classic Variable Trust (the "Trust") Capital Appreciation Fund (the "Acquiring Fund"), and Quality Growth Stock Fund (the "Selling Fund").

         WHEREAS, the Trust was organized under Massachusetts law as a business trust under a Declaration of Trust dated April 18, 1995, as amended and restated;

         WHEREAS, the Trust is an open-end management investment company registered under the 1940 Act and the Acquiring and Selling Fund are each duly organized and validly existing series of the Trust;

         WHEREAS, the Trust's Board of trustees has determined that the Reorganization (as defined below) is in the best interests of the existing shareholders of each Fund and that the interests of the existing shareholders of each Fund would not be diluted as a result of the Reorganization.

         NOW, THEREFORE, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). In consideration of the mutual promises contained in this Agreement, the parties hereto agree to effect (i) the transfer of all of the assets of the Selling Fund solely in exchange for (a) the assumption by the Acquiring Fund of certain stated liabilities of the Selling Fund and (b) shares of the Acquiring Fund followed by the distribution, at the Effective Time (as defined in Section 9 of this Agreement), of such shares of the Acquiring Fund to shareholders of the Selling Fund on the terms and conditions in this Agreement in liquidation of the Selling Fund (the "Reorganization"). The shares of the Acquiring Fund that are given in exchange for the assets of the Selling Fund are referred to hereinafter as the "Acquiring Fund Shares," and the shares of the Selling Fund that are held by the holders of such shares at the Effective Time are referred to as the "Selling Fund Shares." The parties to this Agreement covenant and agree as follows:

1. PLAN OF REORGANIZATION. At the Effective Time, the Selling Fund will assign, deliver and otherwise transfer all of its assets and good and marketable title to the assets, free and clear of all liens, encumbrances and adverse claims except as provided in this Agreement, and assign the stated liabilities as set forth in a statement of assets and liabilities, to be prepared as of the Effective Time (the "Statement of Assets and Liabilities") to the Acquiring Fund. The Acquiring Fund shall acquire these assets, and shall assume these liabilities of the Selling Fund, in exchange for delivery to the Selling Fund by the Acquiring Fund of a number of its Acquiring Fund Shares (both full and fractional) equivalent in value to the Selling Fund Shares of the Selling Fund outstanding immediately prior to the Effective Time. The assets and stated liabilities of the Selling Fund, as set forth in the Statement of Assets and Liabilities shall be exclusively assigned to and assumed by the Acquiring Fund. All debts, liabilities, obligations and duties of the Selling Fund, to the extent that they exist at or after the Effective Time and are stated in the Statement of Assets and Liabilities, shall after the Effective Time attach to the Acquiring Fund and may be enforced against the Acquiring Fund to the same extent as if the same had been incurred by the Acquiring Fund. If the Selling Fund is unable to make delivery of any of its portfolio securities pursuant to this Section to the Acquiring Fund for the reason that any of such securities purchased by the Selling Fund have not yet been delivered to it by the Selling Fund's broker or brokers, then in lieu of such delivery, the Selling Fund shall deliver to the Acquiring Fund, with respect to these securities, executed copies of an agreement of assignment and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund, including brokers' confirmation slips.

         2. TRANSFER OF ASSETS. The assets of the Selling Fund to be acquired by the Acquiring Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), goodwill and intangible property, and deferred or prepaid expenses as set forth in the Statement of Assets and Liabilities, as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Selling Fund and other property owned by the Selling Fund at the Effective Time.

         3. LIQUIDATION AND DISSOLUTION OF THE SELLING FUND. At the Effective Time, the Selling Fund will liquidate and the Acquiring Fund Shares (both full and fractional) received by the Selling Fund will be distributed to the shareholders of record of the Selling Fund as of the Effective Time in exchange for Selling Fund Shares and in complete liquidation of the Selling Fund. Each shareholder of the Selling Fund will receive a number of Acquiring Fund Shares equal in value to the Selling Fund Shares held by that shareholder. This liquidation and distribution will be accomplished by the establishment of an open account on the share records of the Acquiring Fund in the name of each shareholder of record of the Selling Fund and representing the respective number of Acquiring Fund Shares due that shareholder. Each Selling Fund shareholder shall also have the right to receive any dividends or other distributions that were declared prior to the Effective Time, but unpaid at that time, with respect to the Selling Fund Shares that are held by such Selling Fund shareholders at the Effective Time. All issued and outstanding shares of the Selling Fund shall then be cancelled on the books of the Selling Fund.

         4. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

         (a) SHARES TO BE ISSUED UPON REORGANIZATION. The Acquiring Fund Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and nonassessable.

         (b) LIABILITIES. There are no liabilities of the Acquiring Fund, whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquiring Fund's statement of assets and liabilities, if any, and liabilities incurred in the ordinary course of business prior to the Effective Time or otherwise previously disclosed to the Selling Fund, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Fund.

         (c) LITIGATION. Except as previously disclosed to the Selling Fund, there are no claims, actions, suits or proceedings pending or, to the actual knowledge of the Acquiring Fund, threatened which would materially adversely affect the Acquiring Fund or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated by this Agreement.

         (d) TAXES. As of the Effective Time, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment of them, and to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of these returns.

         5. REPRESENTATIONS AND WARRANTIES OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

         (a) MARKETABLE TITLE TO ASSETS. The Selling Fund will have, at the Effective Time, good and marketable title to, and full right, power and authority to sell, assign, transfer and deliver, the assets to be transferred to the Acquiring Fund. Upon delivery and payment for these assets, the Acquiring Fund will have good and marketable title to the assets without restriction on the transfer of the assets free and clear of all liens, encumbrances and adverse claims.

         (b) LIABILITIES. There are no liabilities of the Selling Fund, whether or not determined or determinable, other than liabilities disclosed or provided for in the Selling Fund's Statement of Assets and Liabilities, and liabilities incurred in the ordinary course of business prior to the Effective Time or otherwise previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets or results of operations of the Selling Fund.

         (c) LITIGATION. Except as previously disclosed to the Acquiring Fund, there are no claims, actions, suits or proceedings pending or, to the knowledge of the Selling Fund, threatened which would materially adversely affect the Selling Fund or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated by this Agreement.

         (d) TAXES. As of the Effective Time, all federal and other tax returns and reports of the Selling Fund required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment of them, and to the best of the Selling Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

         6. CONDITION PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND. All representations and warranties of the Selling Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

         7. CONDITION PRECEDENT TO OBLIGATIONS OF THE SELLING FUND. All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

         8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND AND THE ACQUIRING FUND. The obligations of the Selling Fund and the Acquiring Fund to effectuate this Agreement shall be subject to the satisfaction of each of the following conditions as of the Effective Time:

         (a) Any authority from the U.S. Securities and Exchange Commission (the "SEC") as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

         (b) The Registration Statement on Form N-1A of the Acquiring Fund shall be effective under the Securities Act of 1933 (the "1933 Act"), and, to the best knowledge of the Acquiring Fund, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         (c) The Acquiring Fund has filed all documents and paid all fees required to permit its shares to be offered to the public in all states of the United States, the Commonwealth of Puerto Rico and the District of Columbia (except where such qualifications are not required) so as to permit the transfer contemplated by this Agreement to be consummated.

         (d) The Selling Fund and Acquiring Fund shall have received on or before the Effective Time an opinion of Morgan, Lewis & Bockius LLP, based upon customary representations made by the Trust, satisfactory to the Selling Fund and the Acquiring Fund substantially to the effect that the Reorganization, as a tax-free reorganization within the meaning of Section 368(a) of the Code, will have the following U.S. federal income tax consequences for Selling Fund shareholders, the Selling Fund, and the Acquiring Fund:

         1. No gain or loss will be recognized by the Selling Fund upon the transfer of its assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Selling Fund's stated liabilities;

         2. No gain or loss will be recognized by the Acquiring Fund on its receipt of the Selling Fund's assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Selling Fund's liabilities;

         3. The basis of the Selling Fund's assets in the Acquiring Fund's hands will be the same as the basis of those assets in
                  the   Selling    Fund's   hands    immediately    before   the
                  Reorganization;

         4. The Acquiring Fund's holding period for the assets transferred to the Acquiring Fund by the Selling Fund will include the holding period of those assets in the Selling Fund's hands immediately before the Reorganization;

         5. No gain or loss will be recognized by the Selling Fund on the distribution of Acquiring Fund Shares to the Selling Fund's shareholders in exchange for Selling Fund Shares;

         6. No gain or loss will be recognized by the Selling Fund's shareholders as a result of the Selling Fund's distribution of Acquiring Fund Shares to the Selling Fund's shareholders in exchange for the Selling Fund's shareholders' Selling Fund Shares;

         7. The basis of the Acquiring Fund Shares received by the Selling Fund's shareholders will be the same as the adjusted basis of that Selling Fund's shareholders' Selling Fund Shares surrendered in exchange therefor; and

         8. The holding period of the Acquiring Fund Shares received by the Selling Fund's shareholders will include the Selling Fund's shareholders' holding period for the Selling Fund's shareholders' Selling Fund Shares surrendered in exchange for the Acquiring Fund Shares, provided that the Selling Fund Shares were held as capital assets on the date of the Reorganization.

         (e) A vote approving this Agreement and the Reorganization contemplated by this Agreement shall have been adopted by at least a majority of the outstanding shares of the Selling Fund entitled to vote at an annual or special meeting.

         (f) The Board of Trustees of the Trust, at a meeting duly called for such purpose, shall have authorized the issuance by the Acquiring Fund of Acquiring Fund Shares at the Effective Time in exchange for the assets of the Selling Fund pursuant to the terms and provisions of this Agreement.

         (g) Neither the Selling Fund nor the Acquiring Fund (nor the Trust) will take any action or cause any action to be taken that is inconsistent with the treatment of the Reorganization as a reorganization within the meaning of Section 368(a) of the Code or results in the failure of the transaction to qualify as a reorganization with the meaning of Section 368(a) of the Code. At or prior to the Effective Time, the parties will take such action, or cause such action to be taken, as is reasonably necessary to enable Morgan, Lewis & Bockius LLP to deliver the tax opinion contemplated in this Agreement.

         9. EFFECTIVE TIME OF THE REORGANIZATION. The exchange of the Selling Funds' assets for corresponding Acquiring Fund Shares shall be effective as of the close of business at 5:00 p.m., Eastern Time on September 6, 2002, or at such other time and date as fixed by the mutual consent of the parties (the "Effective Time").

         10. TERMINATION. This Agreement and the transactions contemplated hereby may be terminated and abandoned with respect to the Acquiring Fund and/or the Selling Fund, without penalty, by resolution of the Board of Trustees of the Trust or at the discretion of any duly authorized officer of the Trust, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board or officer, make proceeding with the Agreement inadvisable. In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund, the Selling Fund, the Trust or its Board of trustees or officers.

         11. AMENDMENT AND WAIVER. This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; PROVIDED, THAT no amendment may have the effect of changing the provisions for determining the number or value of Acquiring Fund Shares to be paid to the Selling Fund's shareholders under this Agreement to the detriment of the Selling Fund's shareholders without their further approval. Furthermore, either party may waive any breach by the other party or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing and authorized by the President or any Vice President of the waiving party with or without the approval of such party's shareholders).

         12.  GOVERNING  LAW. This  Agreement  shall be governed and  construed
in   accordance   with  the  laws  of  the   Commonwealth   of Massachusetts.

         13.  INDEMNIFICATION.

         (a) The Acquiring Fund shall indemnify, defend and hold harmless the Selling Fund, its directors, officers, employees and agents against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits or proceedings, arising from any of its representations, warranties, covenants or agreements set forth in this Agreement.

         (b) The Selling Fund, with respect to any claim asserted prior to the Effective Time, shall indemnify, defend and hold harmless the Acquiring Fund, its directors, officers, employees and agents against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits or proceedings, arising from any of its representations, warranties, covenants or agreements set forth in this Agreement.

         14.  FEES AND EXPENSES.

         (a) The Acquiring Fund and Selling Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         (b) Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by each Fund will be borne by Trusco Capital Management, Inc. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement;
         (ii) expenses associated with the preparation and filing of the Proxy Statement/Prospectus on Form N-14 under the 1933 Act; (iii) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund's shareholders are resident as of the date of the mailing of the Proxy Statement to such shareholders;
         (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees; and
         (viii) solicitation costs of the transaction.

         15.  HEADINGS, COUNTERPARTS, ASSIGNMENT.

         (a) The article and paragraph headings contained in this Agreement are for reference purposes only and shall not effect in any way the meaning or interpretation of this Agreement.

         (b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         (c) This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, but no assignment or transfer of any rights or obligations shall be made by any party without the written consent of the other party. Nothing in this Agreement expressed or implied is intended nor shall be construed to confer upon or give any person, firm or corporation (other than the parties and their respective successors and assigns) any rights or remedies under or by reason of this Agreement.

         16. ENTIRE AGREEMENT. The Acquiring Fund and Selling Fund agree that neither party has made any representation, warranty or covenant not set forth in this Agreement and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to this Agreement or in connection with this Agreement shall survive the consummation of the transactions contemplated under this Agreement.

         17. FURTHER ASSURANCES. The Acquiring Fund and Selling Fund shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated by this Agreement.

         18. BINDING NATURE OF AGREEMENT. As provided in the Trust's Declaration of Trust, as amended and supplemented to date, this Agreement was executed by the undersigned officers of the Trust, on behalf of the Acquiring Fund and the Selling Fund, as officers and not individually, and the obligations of this Agreement are not binding upon the undersigned officers individually, but are binding only upon the assets and property of the Trust. Moreover, no series of the Trust shall be liable for the obligations of any other series of the Trust.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                      STI CLASSIC VARIABLE TRUST,
                                      on behalf of its series,
                                      QUALITY GROWTH STOCK FUND



                                      By ___________________________________
                                      Name:
                                      Title:  Vice President


                                      STI CLASSIC VARIABLE TRUST,
                                      on behalf of its series,
                                      CAPITAL APPRECIATION FUND



                                      By ___________________________________
                                      Name:
                                      Title:   Vice President



                                      TRUSCO CAPITAL MANAGEMENT, INC.,
                                      with respect to Section 14(b) herein only



                                      By ___________________________________
                                      Name:
                                      Title:

                                   APPENDIX A

                           STI CLASSIC VARIABLE TRUST

         BEFORE: QUALITY GROWTH STOCK FUND     AFTER: CAPITAL APPRECIATION FUND
         Quality Growth Stock Fund Shares ->   Capital Appreciation Fund Shares

                                                                      EXHIBIT B



                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


              STI CLASSIC VARIABLE TRUST CAPITAL APPRECIATION FUND


For the year ended March 31, 2002, the STI Classic Variable Trust Capital Appreciation Fund ("the Fund") returned +2.2%. The Fund's performance benchmark is the S&P 500 Composite Index, which returned +0.2% for the same 12-month time period. The Fund's performance over longer time intervals has also been ahead of the benchmark. For the three years ended March 31, 2002, the Fund's annualized total return was +1.2% whereas the S&P 500 showed a negative total return of -2.5%. On the five-year measurement, the Fund produced an annualized gain of +12.5% compared to +10.2% for the S&P 500 Composite.

The positive returns of the Fund compared to the S&P 500 Composite are attributable to several factors. First, generally successful stock selection within industry groups. The investment adviser ("Adviser") uses a disciplined process which emphasizes equities exhibiting positive earnings trends and reasonable valuation levels. Thus, the overall portfolio shows characteristics of above-average earnings growth and return on equity but at a price to earnings ratio similar to the S&P 500 Index. Second, the portfolio is diversified, without excessive concentrations in any one industry sector. Diversification has been beneficial over the last two years, as industry performance has broadened out beyond just technology related stocks. Third, the Fund has maintained significant exposure to stocks of medium-sized companies which have over the last three years shown faster earnings growth and more attractive valuations than some of the largest capitalization stocks contained in the S&P 500 Composite. Finally, the Fund has had minimal holdings in several industry sectors which have had the most disappointing performance, such as telecommunications, large pharmaceuticals, and energy trading. These sectors were consciously avoided because the Adviser believed that fundamental prospects were unappealing.





Robert J. Rhodes, CFA
Portfolio Manager



TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED DECEMBER 31, 2001)

-------------------------- ----------------------- ------------------------ ----------------------- ------------------------
        One Year                  3 Years                  5 Years           Annualized Inception    Cumulative Inception
                                                                                   to Date                  to Date
-------------------------- ----------------------- ------------------------ ----------------------- ------------------------
         -5.34%                     1.99                   13.31%                   15.60%                  147.24%
-------------------------- ----------------------- ------------------------ ----------------------- ------------------------

[LINE GRAPHIC OMITTED]
plt points follows:

---------------- ------------------------------------------------ --------------------------------------
                       STI CLASSIC VARIABLE TRUST CAPITAL                S&P 500 COMPOSITE INDEX
                                APPRECIATION FUND
---------------- ------------------------------------------------ --------------------------------------
10/31/95                                                 $10,000                                $10,000
---------------- ------------------------------------------------ --------------------------------------
12/31/95                                                 $10,632                                $10,640
---------------- ------------------------------------------------ --------------------------------------
12/31/96                                                 $13,156                                $13,081
---------------- ------------------------------------------------ --------------------------------------
12/31/97                                                 $17,964                                $17,444
---------------- ------------------------------------------------ --------------------------------------
12/31/98                                                 $23,169                                $22,432
---------------- ------------------------------------------------ --------------------------------------
12/31/99                                                 $25,191                                $27,152
---------------- ------------------------------------------------ --------------------------------------
12/31/00                                                 $25,965                                $24,680
---------------- ------------------------------------------------ --------------------------------------
12/31/01                                                 $24,577                                $21,746
---------------- ------------------------------------------------ --------------------------------------

Past performance is no indication of future performance.

The Fund's comparative benchmark does not include the annual operating expenses incurred by the Fund.

                       STATEMENT OF ADDITIONAL INFORMATION
                                  JULY 31, 2002

                           STI CLASSIC VARIABLE TRUST
                               101 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110

         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated July 31, 2002 for the Special Meeting of Shareholders of the STI Classic Variable Trust's (the "Trust") Quality Growth Stock Fund (the "Selling Fund"), to be held on September 4, 2002. Copies of the Proxy Statement/Prospectus may be obtained at no charge by calling your insurance company, either Glenbrook Life and Annuity Company at 1-800-755-5275 or Transamerica Life Insurance Company at 1-800-525-6025. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

         Further information about the Selling Fund and the Trust's Capital Appreciation Fund (the "Acquiring Fund") is contained in and incorporated by reference to the Funds' Statement of Additional Information dated May 1, 2002. The audited financial statements and related independent accountant's report for the Funds contained in the Annual Report dated December 31, 2001 is hereby incorporated herein by reference insofar as they relate to the Funds. No other parts of the Annual Report are incorporated by reference herein.

         Each Fund will furnish, without charge, a copy of its most recent Semi-Annual Report succeeding such Annual Report, if any, upon request. Requests should be directed to SEI Investments Distribution Company, Oaks, PA 19456 or by calling your insurance company, either Glenbrook Life and Annuity Company at 1-800-755-5275 or Transamerica Life Insurance Company at 1-800-525-6025.

         The date of this Statement of Additional Information is July 31, 2002.

                  PRO-FORMA SCHEDULE OF INVESTMENTS (UNAUDITED)
               STI CLASSIC VARIABLE CAPITAL APPRECIATION FUND AND
                 STI CLASSIC VARIABLE QUALITY GROWTH STOCK FUND
                                DECEMBER 31, 2001



                            CAPITAL APPRECIATION FUND     QUALITY GROWTH STOCK FUND           COMBINED

COMMON STOCK                   SHARES      VALUE(000)      SHARES      VALUE(000)      SHARES       VALUE(000)
BASIC MATERIALS
Alcoa                            --          $ --           471          $17            471            17
E.I. Du Pont de Nemours          --            --           385           16            385            16

Total Basic Materials                          --                         33                           33

CAPITAL GOODS
Boeing                           --            --           154           6             154            6
General Dynamics               10,200         812           --            --          10,200          812
General Electric               44,000        1,764         1,555          62          45,555         1,826
Lockheed Martin                50,800        2,371          --            --          50,800         2,371
Minnesota Mining &               --            --           147           17            147            17
Manufacturing
Thermo Electron                36,500         871           --            --          36,500          871
Tyco International             72,000        4,241          617           36          72,617         4,277
United Technologies            18,600        1,202          564           37          19,164         1,239

Total Capital Goods                         11,261                       158                         11,419

COMMUNICATION SERVICES
AT&T                             --            --           462           8             462            8
At&T Wireless Services           --            --           110           2             110            2
Bell South                       --            --           162           6             162            6
Comcast, CI A                    --            --           154           6             154            6
COX Communications, CI A       12,900         541           --            --          12,900          541
Qualcomm                         --            --           158           8             158            8
SBC Communications               --            --           517           20            517            20
Sprint-PCS Group               43,000        1,049          --            --          43,000         1,049
Verizon Communications           --            --           385           18            385            18
Viacom, CI B                     --            --           863           38            863            38
Viasat                           --            --           517           8             517            8

Total Communication                          1,590                       114                         1,704
Services

COMPUTER SOFTWARE
BMC Software                   63,700        1,043          --            --          63,700         1,043
Parametric Technology          66,600         520           --            --          66,600          520

Total Computer Software                      1,563                        --                         1,563

CONSUMER CYCLICALS
AOL Time Warner                23,000         738           401           13          23,401          751
Bed Bath & Beyond              10,800         366           --            --          10,800          366
Best Buy                       15,800        1,177          308           23          16,108         1,200
Charlotte Russe Holding          --            --           231           4             231            4
Christopher & Banks              --            --           462           16            462            16
Coach                          20,800         811           --            --          20,800          811
Ford Motor                       --            --           662           10            662            10
Harley-Davidson                18,900        1,026          540           29          19,440         1,055
Home Depot                     46,700        2,382          672           34          47,372         2,416
Jones Apparel Group             2,200           73           --           --           2,200           73
Liz Claiborne                  21,500        1,070          462           23          21,962         1,093
Lowe's                         50,800        2,358          --            --          50,800         2,358
McDonald's                       --            --           276           7             276            7
McGraw-Hill                    18,800        1,146          --            --          18,800         1,146
Talbots                        17,400         631           --            --          17,400          631
Target                           --            --           231           10            231            10
Walgreen                         --            --           497           17            497            17
Wal-Mart Stores                  --            --           789           46            789            46
Walt Disney                      --            --           231           5             231            5

Total Consumer Cyclicals                     11,788                      237                         12,015

CONSUMER STAPLES
Anheuser-Busch                   --            --           154           7             154            7
Clorox                         40,200        1,590          --            --          40,200         1,590
Coca-Cola                        --            --           272           13            272            13
Colgate-Palmolive                --            --           385           22            385            22
Kroger                         21,000         438           --            --          21,000          438
Pepsico                          --            --           308           15            308            15
Philip Morris                    --            --           554           25            554            25
Procter & Gamble                 --            --           416           33            416            33
Sysco                          35,400         928           --            --          35,400          928

Total Consumer Staples                       2,956                       115                         3,071

ENERGY
Anadarko Petroleum             16,200         921           --            --          16,200          921
Apache                         8,800          439           254           13           9,054          452
BP ADR                         19,100         888           --            --          19,100          888
ChevronTexaco                    --            --           329           30            329            30
Exxon Mobil                    37,300        1,466         1,121          44          38,421         1,510
Royal Dutch Petroleum-NY
Shares                           --            --           416           20            416            20
Schlumberger                     --            --           77            4             77             4

Total Energy                                 3,714                       111                         3,825

FINANCE
Allstate                         --            --           154           5             154            5
AMBAC Financial Group          23,600        1,365          --            --          23,600         1,365
American Express                 --            --           235           8             235            8

American International
Group                          24,100        1,914          408           32          24,508         1,946
Bank of America                  --            --           269           17            269            17
Bank of New York                 --            --           385           16            385            16
Bank One                         --            --           231           9             231            9
Citigroup                      48,300        2,438          450           23          48,750         2,461
Countrywide Credit
Industry                       17,200         705           --            --          17,200          705
Fannie Mae                       --            --           224           18            224            18
Fifth Third Bancorp            14,600         895           247           15          14,847          910
FleetBoston Financial            --            --           231           8             231            8
Freddie Mac                    34,100        2,230          308           20          34,408         2,250
JP Morgan Chase                  --            --           233           9             233            9
Marsh & McLennan               10,500        1,128          --            --          10,500         1,128
MBNA                           51,300        1,806          --            --          51,300         1,806
US Bancorp                       --            --           308           7             308            7
USA Education                  31,500        2,647          231           19          31,731         2,666
Washington Mutual              23,850         780           --            --          23,850          780
Wells Fargo                      --            --           334           15            334            15

Total Finance                                15,908                      221                         16,129

HEALTH CARE
Abbott Laboratories              --            --           285           16            285            16
Allergan                       10,000         750           --            --          10,000          750
American Home Products           --            --           239           15            239            15
Amgen                            --            --           231           13            231            13
Biomet                         45,000        1,391          --            --          45,000         1,391
Bristol-Myers Squibb             --            --           362           19            362            19
Cardinal Health                24,000        1,552          --            --          24,000         1,552
Eli Lilly                        --            --           154           12            154            12
Guidant                        13,400         667           --            --          13,400          667
Health Management
Associates, CI A               55,000        1,012          --            --          55,000         1,012
Johnson & Johnson              25,500        1,507          468           28          25,968         1,535
King Pharmaceuticals           18,500         779           --            --          18,500          779
Lincare Holdings               19,300         553           --            --          19,300          553
Medtronic                        --            --           376           19            376            19
Merck                            --            --           322           19            322            19
Pfizer                         57,400        2,287         1,005          40          58,405         2,327
Pharmacia                        --            --           308           13            308            13
Schering-Plough                  --            --           374           13            374            13
St. Jude Medical               21,400        1,662          --            --          21,400         1,662
Tenet Healthcare               14,500         851           385           23          14,885          874
UnitedHealth Group             18,000        1,274          231           16          18,231         1,290
Universal Health
Services, CI B                 28,000        1,198          --            --          28,000         1,198
Wellpoint Health Networks      10,300        1,204          --            --          10,300         1,204

Total Healthcare                             16,687                      246                         16,933

SERVICES
Apollo Group, CI A             25,800        1,161          --            --          25,800         1,161
Cendant                        20,000         392           --            --          20,000          392

Omnicom Group                  8,700          778           --            --           8,700          778
Paychex                          --            --           533           19            533            19

Total Services                               2,331                        19                         2,350

TECHNOLOGY
Adobe Systems                  51,700        1,605          277           9           51,977         1,614
Applied Materials                --            --           418           17            418            17
Automatic Data Processing        --            --           308           18            308            18
Cisco Systems                  53,200         964          1,401          25          54,601          989
Citrix Systems                 69,200        1,568          462           10          69,662         1,578
Dell Computer                    --            --           462           13            462            13
Electronic Data Systems        30,500        2,091          --            --          30,500         2,091
EMC                              --            --           385           5             385            5
Intel                            --            --          1,033          32           1,033           32
International Business
Machines                         --            --           277           33            277            33
International Game
Technology                     18,800        1,284          --            --          18,800         1,284
Lexmark International          38,600        2,277          --            --          38,600         2,277
Linear Technology                --            --           605           24            605            24
Microchip Technology           10,600         411           --            --          10,600          411
Microsoft                      54,550        3,614          877           58          55,427         3,672
Network Appliance              24,800         542           --            --          24,800          542
Oracle                         78,000        1,077         1,284          18          79,284         1,095
Sun Microsystems                 --            --           743           9             743            9
Texas Instruments              27,200         762           631           18          27,831          780
Veritas Software                 --            --           308           14            308            14

Total Technology                             16,195                      303                         16,498

TRANSPORTATION
Norfolk Southern               58,000        1,063          --            --          58,000         1,063
Union Pacific                  15,600         889           --            --          15,600          889

Total Transportation                         1,952                        --                         1,952

TOTAL COMMON STOCK                           85,935                     1,557                        87,492

REPURCHASE AGREEMENT
Morgan Stanley Dean Witter      702           702           40            40            742           742

                                              702                         40                          742

TOTAL INVESTMENTS                           $86,637                     $1,597                      $88,234

               STI CLASSIC VARIABLE CAPITAL APPRECIATION FUND AND
                 STI CLASSIC VARIABLE QUALITY GROWTH STOCK FUND
            PRO-FORMA STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                DECEMBER 31, 2001

                                      CAPITAL        QUALITY GROWTH        PROFORMA       PRO FORMA
                                    APPRECIATION       STOCK FUND         ADJUSTMENTS      COMBINED
ASSETS:                              FUND (000)          (000)               (000)           (000)
                                     ----------          -----               -----           -----
Investments at market value         $   86,637       $     1,597               --       $     88,234
Cash                                        --                 4               --                  4
Accrued Income                              24                 1               --                 25
Receivable due from Adviser                 --                 4               (4)                --

          Total Assets                  86,661             1,606               (4)            88,263
                                    ----------       -----------         ---------      ------------

LIABILITIES:
Payable for investment
securities purchased                          1               --               --                  1
Receivable due to Custodian                  35               --               --                 35
Advisory fee payable                         62               --               --                 62
Accrued expenses                             64                6              (5)                 65
                                    -----------      -----------         --------       ------------

        Total Liabilities                   162                6              (5)                163
                                    -----------      -----------         --------       ------------
NET ASSETS                          $    86,499      $     1,600                1             88,100
                                    -----------      -----------         --------       ------------

NET ASSETS
Portfolio Shares                         70,561            2,003               --             72,564
Undistributed net investment
income                                       --                1                1                  2
Accumulated net realized gain (loss)
on investments                            2,442            (429)               --              2,013
Net unrealized depreciation on
investments                              13,496               25               --             13,521
                                    -----------      -----------         --------       ------------

        Total Net Assets                 86,499            1,600                1             88,100
                                    -----------      -----------         --------       ------------

Net Assets                          $    86,499      $     1,600               --       $     88,099
Net Asset value, offering and
redemption price per share          $     17.48      $      7.87               --       $      17.48
Total shares outstanding at end
of period                           $     4,948      $       203               92       $      5,040

Cost of securities                  $    73,141      $     1,572               --       $     74,713

                   PRO-FORMA COMBINING STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                 CAPITAL
                               APPRECIATION          QUALITY GROWTH        PRO-FORMA          PRO-FORMA
                                   FUND                STOCK FUND         ADJUSTMENTS          COMBINED
                                   ----                ----------         -----------          --------
Investment Income:

Dividend Income                $        612           $         17       $         --       $        629
                               ------------           ------------       ------------       ------------
Interest Income                         163                      2                 --                165
Less:  Foreign Taxes
Withheld                                (1)                     --                 --                (1)
                               ------------           ------------       ------------       ------------

Total Investment Income                 774                     19                 --                793
                               ------------           ------------       ------------       ------------


Expenses:
Investment Advisory Fees              1,042                     15              2 (a)              1,059
Administrator Fees                       63                     63            (63)(b)                 63
Custody Fees                             48                      1                 --                 49
Transfer Agent Fees                      38                     --                 --                 38
Professional Fees                        79                      1                 --                 80
Trustee Fees                              4                     --                 --                  4
Printing Fees                            22                     --                 --                 22
Pricing Fees                              6                     --                 --                  6
Insurance and Other Fees                  2                     --                 --                  2
                               ------------           ------------       ------------       ------------

       Total Expenses                 1,304                     80               (61)              1,323
Less:  Investment
Advisory Fees Waived                   (262)                  (15)             13 (c)               (264)
Less:  Reimbursements
from Adviser                             --                   (47)             47 (d)                 --
                               ------------           ------------       ------------       ------------

        Net Expenses                  1,042                     18                (1)              1,059
                               ------------           ------------       ------------       ------------
Net Investment Income
(Loss)                                (268)                      1                  1              (266)
                               ------------           ------------       ------------       ------------

Net Realized Gain (Loss)
on Securities Sold                    3,472                  (390)                 --              3,082
Net Change in Unrealized
Appreciation (Depreciation)
on Investments                      (8,744)                     90                 --            (8,654)
                               ------------           ------------       ------------       ------------
Total Net Realized and
Unrealized Gain (Loss) on
Investments                         (5,272)                  (300)                 --            (5,572)
                               ------------           ------------       ------------       ------------

Net Increase (Decrease) in
Net Assets from Operations
                               $    (5,540)           $      (299)       $          1            (5,838)
                               ------------           ------------       ------------       ------------

Notes to Pro Forma Combining Financial Statements (Unaudited)

The accompanying unaudited Pro Forma Combining Schedule of Investments and Statement of Assets and Liabilities as of December 31, 2001 and the unaudited Pro Forma Combining Statement of Operations for the year ended December 31, 2001 are intended to present the financial condition and related results of operations if the STI Classic Variable Capital Appreciation Fund merged with the STI Classic Variable Quality Growth Stock Fund

The pro forma adjustments to these pro forma financial statements are comprised of:

(a) Adjustment to increase gross advisory fees to the terms under the STI Classic Variable Trust Advisory Agreement.
(b) Adjustment to decrease the administration fees to the terms under the STI Classic Variable Trust Administration Agreement
(c) Adjustment to increase the waiver to keep the Capital Appreciation Fund at its expense cap
(d) Adjustment to eliminate reimbursements from Adviser

                                     PART C
                                OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

Article VIII of the Agreement of Declaration of Trust filed as Exhibit (a) to the Registration Statement is incorporated by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 16.  EXHIBITS

(1) Agreement and Declaration of Trust of the Registrant is incorporated herein by reference to Exhibit (a) of Post-Effective Amendment No. 9 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000950130-00-002300 on April 25, 2000.

(2) Amended and Restated By-Laws, as approved by the Board of Trustees on August 15, 2000, are incorporated herein by reference to Exhibit
           (b) of Post-Effective Amendment No. 10 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000935069-01-000085 on February 21, 2001.

(3)        Not Applicable.

(4)        Form of Agreement and Plan of Reorganization is filed herewith.

(5)        Not Applicable.

(6)(a) Investment Advisory Agreement between the Registrant and STI Capital Management, N.A., dated August 18, 1995, is incorporated herein by reference to Exhibit 5 of Post-Effective Amendment No. 1 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-96-005898 on April 2, 1996.

(6)(b) Investment Advisory Agreement between the Registrant and Trusco Capital Management, Inc., dated December 30, 1999, is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 9 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-96-005898 on April 25, 2000.

(6)(c) Amended Schedule A to the Investment Advisory Agreement between the Registrant and STI Capital Management, N.A., dated October 22, 1997, is incorporated herein by reference to

           Exhibit (d)(3) of Post-Effective Amendment No. 9 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-96-005898 on April 25, 2000.

(7) Distribution Agreement between the Registrant and SEI Financial Services Company, dated August 18, 1995, is incorporated herein by reference to Exhibit 6 of Post-Effective Amendment No. 1 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No.0000912057-96-005898 on April 2, 1996.

(8)        Not Applicable.

(9)(a) Custodian Agreement between the Registrant and SunTrust Bank, Atlanta, dated August 18, 1995, is incorporated herein by reference to Exhibit 8 of Post-Effective Amendment No. 1 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No.0000912057-96-005898 on April 2, 1996.

(9)(b) Custody Agreement with Bank of New York is incorporated herein by reference to Exhibit 8(b) of Post-Effective Amendment No. 2 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No.0000912057-96-018468 on August 21, 1996.

(9)(c) Third Amendment to Custodian Agreement dated October 10, 1996, is incorporated herein by reference to Exhibit 8(c) of Post-Effective Amendment No. 5 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0001047469-98-008284 on March 2, 1998.

(9)(d) Fourth Amendment to Custodian Agreement dated May 6, 1997, is incorporated herein by reference to Exhibit 8(d) of Post-Effective Amendment No. 5 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0001047469-98-008284 on March 2, 1998.

(9)(e) Amendment to Custody Agreement with Bank of New York with respect to the International Equity Fund is incorporated herein by reference to Exhibit (g)(5) of Post-Effective Amendment No. 12 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000935069-02-000358 on April 29, 2002.

(9)(f) Foreign Custody Manager Agreement between the Registrant and Bank of New York relating to the Variable Annuity International Equity Fund is incorporated herein by reference to Exhibit (g)(6) of Post-Effective Amendment No. 12 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No.
           0000935069-02-000358 on April 29, 2002.

(10)       Not Applicable.

(11) Opinion and Consent of Morgan, Lewis & Bockius LLP that the shares will be validly issued, fully paid and non-assessable is filed herewith.

(12) Form of Opinion and Consent of Morgan, Lewis & Bockius LLP supporting the tax matters and consequences to shareholders discussed in the prospectus is filed herewith.

(13)(a) Administration Agreement between the Registrant and SEI Financial Management Corporation, dated August 18, 1995, as amended November 9, 1997, is incorporated herein by reference to

           Exhibit 9(a) of Post-Effective Amendment No. 5 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0001047469-98-008284 on March 2, 1998.

(13)(b) Form of Participation Agreement among the Registrant, SEI Financial Services Company, Glenbrook Life and Annuity Company, dated October 2, 1995, is incorporated herein by reference to Exhibit 6 of Post-Effective Amendment No. 1 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession
           No.0000912057-96-005898 on April 2, 1996.

(13)(c) Agreement for Shareholder Recordkeeping between the Registrant and Federated Services Company, dated August 2, 1995, is incorporated herein by reference to Exhibit 6 of Post-Effective Amendment No. 1 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-96-005898 on April 2, 1996.

(13)(d) Amended Schedule to the Administration Agreement between the Registrant and SEI Financial Management Corporation dated August 19, 1996, is incorporated herein by reference to Exhibit 9(a) of Post-Effective Amendment No. 5 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No.
           0001047469-98-008284 on March 2, 1998.

(13)(e) Amended Schedule to the Administration Agreement between the Registrant and SEI Investments Mutual Funds Services dated March 1, 1999, is incorporated herein by reference to Exhibit (h)(6) of Post-Effective Amendment No. 7 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No.
           0001047469-99-017375 on April 30, 1999.

(14)       Not Applicable.

(15)       Not Applicable.

(16)(a)    Powers of Attorney are incorporated herein by reference to Exhibit
           (o) of Post-Effective Amendment No. 10 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000935069-01-000085 on February 21, 2001.

(16)(b) Powers of Attorney for Richard W. Courts, II and Clarence H. Ridley are incorporated herein by reference to Exhibit (0)(2) of Post-Effective Amendment No. 12 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No.
           0000935069-02-000358 on April 29, 2002.

(17)(a) Prospectus and SAI for Trust Shares of the STI Classic Variable Trust dated May 1, 2002 are incorporated by reference to Post-Effective Amendment No. 12 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000935069-02-000358 on April 29, 2002.

(17)(b) Audited Annual Financial Report for the STI Classic Variable Trust dated December 31, 2001 is incorporated herein by reference to the Registrant's N-30D filed with the SEC via EDGAR Accession No. 0000935069-02-000165 on March 1, 2002.

ITEM 17.  UNDERTAKINGS

         The registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         The registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant in the City of Oaks, Commonwealth of Pennsylvania on the 20th day of June 2002.

                                           STI Classic Variable Trust

                                                 /s/ James R. Foggo
                                           By: __________________________
                                               James R. Foggo, President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:


                  *                                             Trustee                    June 20, 2002
---------------------------------------------------------
         F. Wendell Gooch

                  *                                             Trustee                    June 20, 2002
---------------------------------------------------------
         Jonathan T. Walton

                  *                                             Trustee                    June 20, 2002
---------------------------------------------------------
         James O. Robbins

                  *                                             Trustee                    June 20, 2002
---------------------------------------------------------
         Thomas Gallagher

                  *                                             Trustee                    June 20, 2002
---------------------------------------------------------
         Richard W. Courts, II

                  *                                             Trustee                    June 20, 2002
---------------------------------------------------------
         Clarence H. Ridley

   /s/James R. Foggo                                            President                  June 20, 2002
---------------------------------------------------------
         James R. Foggo

                   *                                            Treasurer & Chief          June 20, 2002
---------------------------------------------------------       Financial Officer
         Jennifer Spratley


          /s/ James R. Foggo
*  By: ____________________________

       James R. Foggo, As Power of Attorney

                                  EXHIBIT INDEX

NUMBER   EXHIBIT

EX-99.1 Agreement and Declaration of Trust of the Registrant is incorporated herein by reference to Exhibit (a) of Post-Effective Amendment No. 9 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000950130-00-002300 on April 25, 2000.

EX-99.2 Amended and Restated By-Laws, as approved by the Board of Trustees on August 15, 2000, are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 10 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No.
           0000935069-01-000085 on February 21, 2001.

EX-99.3    Not Applicable.

EX-99.4    Form of Agreement and Plan of Reorganization is filed herewith.

EX-99.5    Not Applicable.

EX-99.6A Investment Advisory Agreement between the Registrant and STI Capital Management, N.A., dated August 18, 1995, is incorporated herein by reference to Exhibit 5 of Post- Effective Amendment No. 1 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-96-005898 on April 2, 1996.

EX-99.6B Investment Advisory Agreement between the Registrant and Trusco Capital Management, Inc., dated December 30, 1999, is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 9 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-96-005898 on April 25, 2000.

EX-99.6C Amended Schedule A to the Investment Advisory Agreement between the Registrant and STI Capital Management, N.A., dated October 22, 1997, is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 9 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-96-005898 on April 25, 2000.

EX-99.7 Distribution Agreement between the Registrant and SEI Financial Services Company, dated August 18, 1995, is incorporated herein by reference to Exhibit 6 of Post-Effective Amendment No. 1 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-96-005898 on April 2, 1996.

EX-99.8    Not Applicable.

EX-99.9A Custodian Agreement between the Registrant and SunTrust Bank, Atlanta, dated August 18, 1995, is incorporated herein by reference to Exhibit 8 of Post-Effective Amendment No. 1 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No.0000912057-96-005898 on April 2, 1996.

EX-99.9B Custody Agreement with Bank of New York is incorporated herein by reference to Exhibit 8(b) of Post-Effective Amendment No. 2 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No.0000912057-96-018468 on August 21, 1996.

EX-99.9C Third Amendment to Custodian Agreement dated October 10, 1996, is incorporated herein by reference to Exhibit 8(c) of Post-Effective Amendment No. 5 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0001047469-98- 008284 on March 2, 1998.

EX-99.9D Fourth Amendment to Custodian Agreement dated May 6, 1997, is incorporated herein by reference to Exhibit 8(d) of Post-Effective Amendment No. 5 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0001047469-98- 008284 on March 2, 1998.

EX-99.9E Amendment to Custody Agreement with Bank of New York with respect to the International Equity Fund is incorporated herein by reference to Exhibit (g)(5) of Post- Effective Amendment No. 12 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000935069-02-000358 on April 29, 2002.

EX-99.9F Foreign Custody Manager Agreement between the Registrant and Bank of New York relating to the Variable Annuity International Equity Fund is incorporated herein by reference to Exhibit (g)(6) of Post-Effective Amendment No. 12 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000935069-02-000358 on April 29, 2002.

EX-99.10   Not Applicable.

EX-99.11 Opinion and Consent of Morgan, Lewis & Bockius LLP that the shares will be validly issued, fully paid and non-assessable is filed herewith.

EX-99.12 Form of Opinion and Consent of Morgan, Lewis & Bockius LLP supporting the tax matters and consequences to shareholders discussed in the prospectus is filed herewith.

EX-99.13A  Administration Agreement between the Registrant and SEI Financial
           Management Corporation, dated August 18, 1995, as amended November 9, 1997, is incorporated herein by reference to Exhibit 9(a) of Post-Effective Amendment No. 5 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0001047469-98-008284 on March 2, 1998.

EX-99.13B  Form of Participation Agreement among the Registrant, SEI Financial
           Services Company and Glenbrook Life and Annuity Company, dated October 2, 1995, is incorporated herein by reference to Exhibit 6 of Post-Effective Amendment No. 1 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No.0000912057-96-005898 on April 2, 1996.

EX-99.13C  Agreement for Shareholder Recordkeeping between the Registrant and
           Federated Services Company, dated August 2, 1995, is incorporated herein by reference to Exhibit 6 of Post- Effective Amendment No. 1 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No.0000912057-96-005898 on April 2, 1996.

EX-99.13D  Amended Schedule to the Administration Agreement between the
           Registrant and SEI Financial Management Corporation dated August 19, 1996, is incorporated herein by reference to Exhibit 9(a) of Post-Effective Amendment No. 5 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0001047469-98-008284 on March 2, 1998.

EX-99.13E  Amended Schedule to the Administration Agreement between the
           Registrant and SEI Investments Mutual Funds Services dated March 1, 1999, is incorporated herein by reference to Exhibit (h)(6) of Post-Effective Amendment No. 7 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0001047469-99-017375 on April 30, 1999.

EX-99.14   Not Applicable.

EX-99.15   Not Applicable.

EX-99.16A  Powers of Attorney are incorporated herein by reference to Exhibit
           (o) of Post-Effective Amendment No. 10 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000935069-01-000085 on February 21, 2001.

EX-99.16B  Powers of Attorney for Richard W. Courts, II and Clarence H. Ridley
           are incorporated herein by reference to Exhibit (0)(2) of Post-Effective Amendment No. 12 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No.
           0000935069-02-000358 on April 29, 2002.

EX-99.17A  Prospectus and SAI for Trust Shares of the STI Classic Variable Trust
           dated May 1, 2002 are incorporated by reference to Post-Effective Amendment No. 12 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000935069-02-000358 on April 29, 2002.

EX-99.17B  Audited Annual Financial Report for the STI Classic Variable
           Trust dated December 31, 2001 is incorporated herein by reference to the Registrant's N-30D filed with the SEC via EDGAR Accession No. 0000935069-02-000165 on March 1, 2002.